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                                                                 Exhibit 10(iii)
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                   AMENDMENT NO. 1 TO STOCKHOLDERS' AGREEMENT
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     This Amendment No. 1 ("Amendment No. 1"), dated as of July __, 2000, to the
Stockholders' Agreement, dated as of May 31, 2000 (the "Agreement"), is entered into by and among (i) KOSTER INDUSTRIES INC., a New York corporation ("Koster
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Industries"), (ii) ENVIRO-CLEAN OF AMERICA, INC., a Nevada corporation ("Enviro-
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Clean"), (iii) CORPORATE ASSETS INTERNATIONAL INC., a Delaware corporation
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("Corporate Assets"), (iv) PRESTIGE EQUIPMENT CORPORATION, a New York
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corporation ("Prestige Equipment"), (v) ROSEN SYSTEMS, INC., a Texas corporation
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("Rosen Systems"), (vi) RODNEY SCHULTZ, an individual residing in the state of
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Kansas ("Mr. Schultz"), (vii) JERRY ROOT, an individual residing in the state of
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Kansas ("Mr. Root"), (each of the foregoing, a "Stockholder" and, collectively,
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the "Stockholders"), (viii) EQUIP2MOVE.COM CORPORATION, a Delaware corporation
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(the "Company") and b2bstores.com, Inc., a Delaware corporation ("b2bstores").
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All capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Agreement.

                             W I T N E S S E T H :
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     WHEREAS, each Stockholder and the Company are parties to the Agreement; and

     WHEREAS, the parties hereto desire to amend the Agreement as hereinafter set forth.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto hereby agree as follows:

1.   Amendment to Section 5.2.  Section 5.2 is hereby amended in its entirety to
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read as follows:

     Obligation of Enviro-Clean to Provide or Obtain Additional Financing.
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     Enviro-Clean hereby covenants and agrees that, on or prior to July 15,
     2000, it will provide the Company with a loan in the amount of $1,000,000 with interest payable at the prime rate (the "Loan") on the terms set forth
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     in the Note attached hereto as Exhibit A.  Enviro-Clean further covenants and agrees that, on or prior to February 1, 2001, it and/or Third Party financing sources it identifies will invest an aggregate of $2,250,000 in equity in exchange for 15% of the capital stock of the Company (the "Additional Financing").
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2.   Amendment to Section 6.2.  Section 6.2 is hereby amended in its entirety to
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read as follows:

     Confidentiality.  Each Stockholder and b2bstores acknowledges that any and
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     all information, including without limitation customer mailing lists, received by such Stockholder or b2bstores pursuant hereto or in connection with the Company may be
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     confidential and for its use only, and it will not use such confidential information in any manner adverse to the Company or to the Stockholder delivering the information, or reproduce, disclose or disseminate such information to any other person (other than its employees or agents having a need to know the contents of such information, its respective partners, members or shareholders and its and their respective attorneys who are advised of the confidential nature of the information), except in connection with the exercise of rights under this Agreement, unless the Company has made such information available to the public generally or such Stockholder or b2bstores is required to disclose such information by a court or governmental body of competent jurisdiction. Each Stockholder and b2bstores hereby agrees to hold in confidence and trust and not to misuse or disclose any confidential information provided pursuant to this Agreement.

3.   Ratification and Confirmation of Agreement.  Except as so modified pursuant
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to this Amendment No. 1, the Agreement is hereby ratified and confirmed in all respects.

4.   Effectiveness.  This Amendment No. 1 shall be effective as of the date
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     hereof.

5.   Counterparts and Headings.  This Amendment No. 1 may be executed in two or
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more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. All headings and any cover page or table of contents are inserted for convenience or reference only and shall not affect its meaning or interpretation.

6.   Governing Law.  This Amendment No. 1 shall be governed by the corporate law
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of the State of Delaware with respect to issues concerning the relative rights of the Company and its stockholders. All other issues concerning this Amendment No. 1 shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the principles of conflict of laws thereunder which would specify the application of the law of another jurisdiction.

7.   Complete Agreement.  This Amendment No. 1 and the Agreement contain the
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entire agreement among the parties with respect to the subject matter hereof and supersede all prior and contemporaneous arrangements or understandings, whether written or oral, with respect thereto.

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